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Coopers                                          Coopers & Lybrand L.L.P.
& Lybrand                                        a professional services firm

                                                 Exhibit 10


                   CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form N-4 (File No. 33-79906) of our report, dated January 9, 1997, on our audits of the financial statements of Western-Southern Life Assurance Company Separate Account 2. We also consent to the reference to our firm under the caption "Experts."


/s/ Coopers & Lybrand L.L.P.

Cincinnati, Ohio
February 26, 1997





Coopers & Lybrand L.L.P., a registered limited liability partnership, is a member firm of Coopers & Lybrand International